As filed,  via EDGAR,  with the Securities and Exchange  Commission on April 6,
1998.
                                                              File No.:  33-8982
                                                              ICA No.:  811-4852

                          SCHEDULE 14A (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Filed by the  registrant  [X]
    Filed by a party other than the  registrant [ ]

    Check the  appropriate  box:
    [ ] Preliminary proxy statement       [ ] Confidential, for Use of the
    [X] Definitive proxy statement            Commission Only
    [ ] Definitive additional materials       (as permitted by Rule 14a-6(e)(2))
    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             THE VICTORY PORTFOLIOS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                Peter J. O'Rourke
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X|  No fee required.
     [ ]  Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

                             THE VICTORY PORTFOLIOS
                      THE VICTORY INTERNATIONAL GROWTH FUND
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035
                                 (800) 539-3863

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 1998

A Special Meeting of Shareholders (the "Meeting") of the Victory International Growth Fund (the "Fund"), a separate series of The Victory Portfolios (the "Victory Portfolios"), will be held on May 15, 1998 at 8:30 a.m. Eastern time, at the offices of the Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219-3035, for the following purposes, which are more fully described in the accompanying Proxy Statement dated April 10, 1998:

         1. To approve a new Investment Advisory Agreement between the Victory Portfolios, on behalf of the Fund, and the current adviser to the Fund, Key Asset Management Inc. ("KAM") pursuant to which KAM will employ a "Manager of Managers" structure; and

         2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The Board of Trustees of the Victory Portfolios unanimously recommends that shareholders of the Fund vote to approve all proposals including the proposed Investment Advisory Agreement.

Shareholders of record as of the close of business on March 20, 1998 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund. Each shareholder who does not expect to attend in person is requested to complete, date, sign and promptly return the enclosed form of proxy.

                                          By order of the Board of
                                          Trustees,

                                          Michael J. Sullivan
                                          Secretary
Dated:  April 10, 1998

                             YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save shareholders of the Fund any additional expense of further solicitation, please mail your proxy promptly.

                             THE VICTORY PORTFOLIOS
                      THE VICTORY INTERNATIONAL GROWTH FUND
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035
                                 (800) 539-3863

                                 PROXY STATEMENT

                                 April 10, 1998



GENERAL INFORMATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Victory Portfolios (the "Victory Portfolios"), on behalf of one of its series, the Victory International Growth Fund (the "Fund"), for a Special Meeting of Shareholders (the "Meeting") to be held at the offices of the Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219-3035, on May 15, 1998, at 8:30 a.m. Eastern time, and at any adjournments thereof. This proxy was first mailed to shareholders on or about April 10, 1998.

You will be asked to  consider a new  Investment  Advisory  Agreement  (the "New
Agreement") at the Meeting. The New Agreement would enable the current investment adviser, Key Asset Management Inc. ("KAM"), to act as a "Manager of Managers" with respect to the Fund. Currently, KAM provides portfolio management services directly to the Fund. Under a Manager of Managers structure, KAM would recommend to the Board of Trustees of the Victory Portfolios the selection of one or more subadvisers to manage the Fund's investments rather than manage those assets itself. The Board of Trustees, upon the recommendation of KAM and upon notice to shareholders (but without obtaining formal shareholder approval), will be able to replace a subadviser or appoint a subadviser (or multiple subadvisers) for the Fund. KAM will oversee and supervise the Fund and all subadvisers. THE NEW AGREEMENT WILL NOT CHANGE THE AMOUNT OF THE ADVISORY FEE THE FUND PAYS TO KAM. KAM, NOT THE FUND, WILL PAY THE SUBADVISORY FEE OF ANY SUBADVISER.

Please read the full text of this Proxy Statement. Below is a brief overview of the matters to be voted upon. Your vote is important. If you have questions regarding the proposal please call your investment professional or 1-800-733-8481 (ext. 469). We appreciate that you have placed your confidence in the Victory Portfolios and look forward to helping you achieve your financial goals.

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve a new Investment Advisory Agreement between the Victory Portfolios, on behalf of the Fund, and KAM, which will employ a "Manager of Managers" structure.

HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE NEW AGREEMENT?

Yes. The Board of the Victory Portfolios unanimously approved the New Agreement at a Board meeting on February 20, 1998, and recommends that you vote to approve the New Agreement.

HOW IS THE NEW AGREEMENT DIFFERENT?

The New Agreement is designed to provide shareholders with the benefits of a "Manager of Managers" structure, which include:

         o KAM, the current adviser, will be responsible for the overall management of the Fund but would be able to hire one or more subadvisers (subject to approval by the Board) to manage the investments of the Fund, which would enhance the Fund's ability to meet its investment objective.

         o The ability to add subadvisers to the Fund expands the investment expertise available to KAM in managing the Fund's investments. Certain subadvisers have the ability to investigate investment opportunities in a broad range of geographic regions or in asset classes that would otherwise be less accessible to KAM.

         o Under the "Manager of Managers" structure, the Fund can hire or replace a subadviser without shareholder approval, which means that the Fund won't incur legal and other expenses associated with preparing and printing a proxy and holding a shareholder meeting each time a subadviser is added or changed. Of course, shareholders will be informed of any changes to the Fund's roster of subadvisers and will receive information about all subadvisers to the Fund.

         o With the ability to retain a new subadviser without the proxy process, the Fund can react quickly to changes in the international marketplace and hire additional subadvisers without delays required by the proxy process.

         o The availability of additional resources to manage the Fund's assets at NO ADDITIONAL COSTS TO THE FUND OR ITS SHAREHOLDERS.

WILL  KAM  CONTINUE  TO  ADVISE  THE  FUND  ONCE  SHAREHOLDERS  APPROVE  THE NEW
AGREEMENT?

Yes. The current portfolio manager of the Fund will continue to monitor and oversee the activities of each subadviser appointed for the Fund.

WILL THE FEES AND EXPENSES OF THE FUND INCREASE?

NO! Each subadviser hired by KAM will be paid directly by KAM. Neither the Fund nor shareholders will incur any additional costs associated with hiring or replacing a new subadviser. Management fees paid by the Fund to KAM will remain the same.

WHEN WILL THE NEW AGREEMENT TAKE EFFECT?

A  Shareholder  Meeting  will  be held on May 15,  1998.  If  approved,  the New
Agreement will be effective on June 1, 1998 or as soon as practicable after shareholder approval.

WILL KAM HIRE A SUBADVISER RIGHT AWAY?

Yes. KAM has recommended, and the Board unanimously approved, the retention of Indocam International Investment Services, S.A. as a Fund subadviser, effective June 1, 1998 (assuming shareholder approval is obtained). Further information on Indocam International Investment Services, S.A. has been provided in this Proxy Statement.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. You may also vote your shares by phone at 1-800-733-8481 (ext. 469) or by fax at 1-800-733-1885. If you
need assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund at 1-800-539-3863.

THE INDIVIDUALS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED BY THE PROXY OR, IN THE ABSENCE OF SUCH DIRECTION, FOR APPROVAL OF THE PROPOSAL.

                                   PROPOSAL 1

                                 APPROVAL OF NEW
                          INVESTMENT ADVISORY AGREEMENT

INTRODUCTION. Key Asset Management, Inc. ("KAM") serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated March 1, 1997 (the "Current Agreement"). Under the Current Agreement, KAM provides portfolio management and other related services directly to the Fund. KAM has proposed, and the Board of Trustees of the Fund has approved, the New Agreement, which would allow KAM to serve as a "Manager of Managers." That is, KAM would select one or more subadvisers to manage the Fund's investments rather than manage the assets itself. KAM will remain responsible for the overall supervision of the Fund's investment advisory operations, but KAM may retain or terminate a subadviser (or subadvisers) for the Fund, subject to approval by the Board of Trustees and certain other conditions. The Board has unanimously approved the New Agreement and recommends that shareholders approve the New Agreement.

KAM does not propose to increase its fee under the New Agreement. KAM, not the Fund, will compensate subadvisers for their services. Therefore, the Fund will not bear any increase in the contractual advisory fee rates under the New Agreement or any subadvisory agreement.

BACKGROUND - MANAGER OF MANAGERS ARRANGEMENT

Under its current arrangement with the Fund, KAM selects portfolio securities to buy and sell. If shareholders approve the New Agreement, KAM will serve as a "Manager of Managers." As a Manager of Managers, KAM will recommend one or more subadvisers to manage a portion or all of the Fund's assets. KAM will base its selections primarily on a quantitative and qualitative evaluation of each subadviser's skills, investment styles and strategies. If more than one subadviser is used for the Fund, KAM will allocate and, when appropriate, re-allocate the Fund's assets among subadvisers, depending upon KAM's assessment of what combination of subadvisers it believes will optimize the Fund's chances of achieving its investment objective. The Board of Trustees will approve the appointment or termination of each subadviser, or the reallocation of assets under management.

The Fund's prospectus will describe the total amount of subadvisory fees that KAM pays to all subadvisers. The prospectus will not identify the fees received by any one subadviser.

As a Manager of Managers, KAM will have general oversight responsibility for the investment advisory services provided to the Fund, including formulating investment policies and analyzing economic trends affecting the Fund. KAM will be responsible for allocating the Fund's assets among one or more subadvisers and directing and evaluating the investment advisory services rendered to the Fund by various subadvisers, including their adherence to the Fund's investment objective and policies. KAM will also evaluate the investment performance of the Fund and may provide specific portfolio advice, including advice with respect to short-term debt instruments. KAM will have the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the subadviser(s) and recommend to the Board of Trustees the hiring, termination and replacement of subadvisers.

Generally, the Investment Company Act of 1940, as amended (the "1940 Act") requires shareholders to approve a contract with a new investment adviser or subadviser. The Securities and Exchange Commission (the "SEC") issued an order to the Victory Portfolios that will allow the Board of Trustees of the Victory Portfolios to hire, terminate or replace subadvisers without shareholder approval (the "Order") based on the recommendations of KAM, the Manager of Managers. The Fund would need shareholder approval, however, for the appointment of a KAM affiliate as a subadviser.

If shareholders approve the New Agreement, KAM has recommended (and the Board has unanimously approved) the retention of Indocam International Investment Services, S.A. as the initial subadviser for all of the Fund's assets (other than short-term debt instruments). We will describe Indocam International Investment Services, S.A. later in this Proxy Statement.

THE NEW AGREEMENT

The New Agreement differs from the Current Agreement in a number of ways. The New Agreement implements the Manager of Managers structure and contains other changes summarized below. You can find a copy of the New Agreement as Exhibit A to this Proxy Statement, which you should also read for a more complete explanation of KAM's responsibilities.

Among other things, the New Agreement imposes new responsibilities on KAM as a Manager of Managers. For example, the New Agreement requires KAM to perform certain services in addition to its general oversight responsibility, such as:

          o providing general management and administrative services to the Fund;

          o    establishing the Fund's overall investment strategies;

          o    recommending subadvisers;

          o allocating and, when appropriate, reallocating the Fund's assets among subadvisers;

          o    monitoring and evaluating subadviser performance; and

          o oversight of subadviser compliance with each Fund's investment objective, policies, and restrictions.

Under both the Current Agreement and the New Agreement, KAM, in its discretion, is to provide advisory services (to the extent allowed under the Manager of Managers arrangement) through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser and are under the control of KeyCorp, the indirect parent of KAM, provided that (i) all such persons are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of KAM. Both the Current Agreement and the New Agreement allow KAM to employ subadvisers, provided that the Fund shall not pay any additional compensation for any subadviser and that the Adviser shall be as fully responsible to the Fund for the acts and omissions of a subadviser as it is for its own acts and omissions. KAM, however, in the agreement with the subadviser, may obtain indemnification from the subadviser for any liability arising from the subadviser's actions or inactions.

The New Agreement authorizes KAM to make investment decisions with respect to specific securities. Consistent with the Order, however, KAM intends to make portfolio management decisions only with respect to short-term assets, including money market securities and repurchase agreements.

OPERATING CONDITIONS

If shareholders approve the New Agreement (effectively authorizing the Manager of Managers arrangement), KAM must comply with certain conditions that the SEC imposed in the Order. These conditions affect the governance, administration and operations of the Victory Portfolios and the Fund if KAM serves as a Manager of Managers. If shareholders approve the New Agreement, KAM intends to comply with these conditions, some of which we summarize below:

Initial Shareholder Approval. A "majority of the outstanding voting securities" of the Fund must approve the Manager of Managers arrangement prior to its implementation. If shareholders approve the New Agreement, the Fund will satisfy this requirement.

Shareholder Notification of New Subadvisers. Within 60 days after KAM hires any new subadviser, or makes any material change in a subadvisory agreement, KAM will notify Fund shareholders of the new subadvisory arrangements. KAM will send Fund shareholders the information that is required to be included in a proxy statement, except with respect to disclosure of fees paid to particular subadvisers.

Prospectus and Marketing Material Disclosure. The Fund's prospectus must disclose the existence, substance and effect of the Order. In addition, the Fund will hold itself out to the public as a "Manager of Managers" with respect to the Fund.

Board Composition and Counsel. At all times when the Fund uses a Manager of Managers structure, a majority of the Board of the Victory Portfolios will not be "interested persons" as defined in the 1940 Act, of the Victory Portfolios or of the Fund (the "Independent Trustees"). The Independent Trustees are required to retain separate "knowledgeable" counsel to represent them. The Independent Trustees, who now constitute a majority of the entire Board, have retained separate counsel.

Relationship with Affiliates. KAM may not enter into a subadvisory agreement with any of its affiliates unless shareholders approve the agreement and the fee arrangement. In addition, if KAM proposes to change a subadviser with an affiliated subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the minutes of the Board's meeting at which the matter is considered, that the change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which KAM or the affiliate derives any inappropriate advantage.

Profitability  Information  to be  Provided  to the Board.  KAM is  required  to provide the Trustees at least quarterly with information about KAM's profitability with respect to its management of the Fund. Whenever a subadviser to the Fund is hired or terminated, KAM will provide the Trustees with information showing the expected impact on KAM's profitability.

ADVANTAGES TO THE FUND AND ITS SHAREHOLDERS

KAM believes that the Manager of Managers arrangement provides several potential advantages to the Fund and its shareholders.

          o KAM believes that it has expertise in the selection and monitoring of subadvisers and in asset allocation among subadvisers. KAM believes that by analyzing the investment style of a particular subadviser, and by monitoring the subadviser's performance and how it adheres to its stated philosophy, KAM will enhance the Fund's ability to achieve its investment objective.

          o KAM believes that as a Manager of Managers, it will be uniquely suited to quickly retain (subject to the approval of the Board of the Victory Portfolios) a particular subadviser with expertise in a particular geographic region or asset class. KAM would be able to tap the most refined aspects of a specific manager's investment expertise.

          o KAM believes that this arrangement may reduce legal and related expenses associated with the preparation and printing of proxy statements and the solicitation of proxies because the Fund will not have to prepare and solicit proxies each time KAM recommends adding or terminating a subadviser.

          o KAM believes that this arrangement will enable the Fund to operate more efficiently. For example, the Fund may be able to react more quickly to rapid changes in the marketplace by retaining a new subadviser to manage a new class of assets or a geographic region than it would if the Fund needed to obtain shareholder approval for each change.

MODERNIZATION OF THE INVESTMENT ADVISORY AGREEMENT

The New Agreement also clarifies KAM's activities and obligations as investment adviser of the Fund. The New Agreement specifically acknowledges that the Fund may place brokerage trades with a broker that is affiliated with KAM, provided that KAM complies with applicable regulations. The New Agreement authorizes affiliated brokers to retain commissions they earn from effecting portfolio transactions on behalf of the Fund and to pay out of such commissions any compensation due to others in connection with effecting the transaction. Although KAM does not currently execute portfolio transactions through affiliates, it may do so in the future. The New Agreement also clarifies the circumstances under which the Fund may allocate brokerage commissions to pay for certain research services in "soft dollar" arrangements.

KAM believes that these changes will not materially affect how KAM, or any subadviser, will manage the Fund in the future or result in additional costs to shareholders.

CONSIDERATION BY THE BOARD

The Board approved the New Agreement at a meeting held on February 20, 1998.

At the meeting, the Board met with representatives of KAM, who described why KAM believed that the Manager of Managers arrangement would benefit the Fund and its shareholders. The Board compared KAM's ability to manage the Fund's portfolio to KAM's ability to evaluate, select and monitor subadvisers.

The Board considered the fact that the new arrangement would not result in additional fees to the Fund, and the Board weighed the potential benefits offered by the proposed Manager of Managers arrangement. The Board also met with representatives of Indocam, which KAM proposes to retain as the initial subadviser for the Fund's assets, and reviewed information about Indocam. The Board had the opportunity to discuss the proposal with its independent counsel.

Based upon KAM's representations and recommendations, the Board, including a majority of the Independent Trustees, concluded that the New Agreement (and the Manager of Managers arrangement) was in the best interests of the Fund and its shareholders. The Board, including a majority of the Independent Trustees, also approved the appointment of Indocam International Investment Services, S.A. as the Fund's initial subadviser.

                ADDITIONAL INFORMATION ABOUT KEY ASSET MANAGEMENT

Under the Current Agreement, KAM is entitled to receive a fee calculated as a percentage of the average daily net assets of the Fund, computed daily and paid monthly, at the annual rate of 1.10% of average daily net assets. This contractual fee rate will not change in the New Agreement. Furthermore, KAM, not the Fund, will pay any subadviser retained by the Fund. Therefore, the Fund will not bear any increase in the contractual rate of advisory fees.

KAM is a New York corporation that is registered as an investment adviser with the SEC. KAM is a wholly owned subsidiary of KeyBank National Association, which is a wholly owned subsidiary of KeyCorp, one of the largest financial services holding companies in the United States. KAM and its affiliates managed approximately $60 billion as of March 1, 1998, for numerous clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net-worth individuals, and mutual funds.

The following persons are directors and/or senior officers of KAM: William G. Spears, Chairman, Chief Operating Officer, and Senior Managing Director; Richard
J. Buoncore, Director, President, Chief Operating Officer, and Senior Managing Director; Anthony Aveni, Director, Chief Investment Officer, and Senior Managing Director; William J. Blake, Secretary; Vincent Farrell, Director, Chief Investment Officer, and Senior Managing Director; Kathleen A. Dennis, Senior Managing Director; James D. Kacic, Treasurer, Chief Financial Officer, and Senior Managing Director; Charles G. Crane, Chief Strategist and Senior Managing Director; Gary R. Martzolf, Director and Senior Managing Director; and Richard
E. Solomon, Director and Senior Managing Director. The business address of each of the directors and officers is 127 Public Square, Cleveland, Ohio 44114.

Advisory Fees. For the fiscal years ended October 31, 1997, 1996 and 1995, the investment advisory fees payable by the Fund to KAM (and its predecessors) amounted to $1,317,383, $1,224,364 and $901,337, respectively of which $0,
$30,428 and $116,464, respectively was voluntarily waived by KAM.

Under a sub-administration agreement, the Fund's administrator (BISYS Fund Services) pays KAM a fee at the annual rate of up to 0.05% of the Fund's average daily net assets to perform certain administrative duties for the Fund. KAM's affiliate, Key Trust Company of Ohio, N.A., serves as custodian to the Fund. As custodian, Key Trust of Ohio, N.A. provides for safekeeping of the Fund's investments and cash, settles trades made by the Fund, and is entitled to such compensation as is decided between the Fund and the custodian from time to time.

Affiliated Transactions. The Fund may execute portfolio transactions through KAM, but does not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with KAM or any of its affiliates.

                   ADDITIONAL INFORMATION REGARDING THE BOARD

The Board of the Victory Portfolios now consists of nine members, seven of which are Independent Trustees. The remaining Trustees, Roger Noall and Leigh A. Wilson, are considered "interested persons" of the Victory Portfolios. Mr. Noall is considered an "interested person" of the Victory Portfolios because he serves as Chairman. Mr. Noall is also an "interested person" of the Victory Portfolios because he is an "interested person" of KAM by virtue of his employment relationship with KeyCorp, KAM's parent, and because he is a KeyCorp stockholder. Mr. Wilson is considered an "interested person" of the Victory Portfolios because he serves as President of the Victory Portfolios.

               REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of the New Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If the shareholders of the Fund do not approve the New Agreement, the Board will take such further action as it may deem to be in the best interests of the Fund's shareholders.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL

INFORMATION REGARDING INDOCAM INTERNATIONAL INVESTMENT SERVICES, S.A.

KAM has recommended, and the Board approved, Indocam International Investment Services, S.A. ("IIIS") as a subadviser pursuant to the Manager of Managers arrangement with respect to all of the Fund's assets (other than short-term debt securities). KAM does not recommend the appointment of any additional subadvisers at this time. You are not being asked to approve the retention of IIIS, nor are you being requested to consider the form of subadvisory agreement between KAM and IIIS.

IIIS and its advisory affiliates ("Indocam") are the global asset management component of the Credit Agricole banking and financial services group. Indocam specializes in global asset management and offers its clients a full range of international asset management services from offices located in Paris, Hong
Kong, Singapore, and Tokyo. As of December 31, 1997, Indocam managed approximately $124 billion for its clients. IIIS is a registered investment adviser with the SEC and also serves as the investment adviser to the France Growth Fund and as subadviser for the BNY Hamilton International Equity Fund and the John Hancock European Equity Fund.

Indocam has affiliates which are engaged in the brokerage business. The principal office of IIIS is 9, rue Louis Murat, Paris, France 75008.

IIIS's parent, Credit Agricole, is the third largest banking group in the world when measured by "tier one" capital. Credit Agricole is owned by 56 cooperative banks located throughout France. IIIS is not aware of any shareholder who owns more than 5% of the beneficial interests of Credit Agricole.

Under a Portfolio Management Agreement between KAM and IIIS, KAM will pay IIIS a monthly fee calculated at the annual rate of 0.55% of the Fund's average daily net assets. KAM, as the Manager of Managers, will retain the remainder of the advisory fee under the New Agreement (0.55% of the Fund's average daily net assets before any waivers or reimbursement of expenses).

The principal executive officers and directors of IIIS are: Jean-Claude Kaltenbach, Chairman and CEO; Ian Gerald McEvatt, Director; Claude Doumic, Director; Didier Guyot de la Pommeraye, Director; Charles Vergnot, Director; Eric Jostrom, Director; Gerard Sutterlin, Secretary General.

PORTFOLIO MANAGERS. Eric Taze-Bernard, Ayaz Ebrahim, Didier Le Conte, and Jean-Claude Kaltenbach will be directly responsible for the management of the Fund assuming the New Agreement is approved by shareholders. Mr. Taze-Bernard, the lead portfolio manager, has been employed by IIIS (or its affiliates) since 1987 and currently is the Head of Strategy & Asset Allocation of IIIS. Mr. Ebrahim is the Director and Portfolio Manager of Indocam, Hong Kong. Mr. Ebrahim has been employed by IIIS (or its affiliates) since 1991. Mr. Le Conte is the Senior Portfolio Manager responsible for European Equities at IIIS and has been employed by IIIS (or its affiliates) since 1966. Mr. Kaltenbach is the Head of Equity Management at IIIS and has been employed by IIIS (or its affiliates) since 1994. Prior to his employment by IIIS, Mr. Kaltenbach was the Head of Asset Management at Union Europeenne de CIC since 1988.

                                OTHER INFORMATION

The Board of Trustees has fixed the close of business on March 20, 1998 as the record date (the "Record Date") for the determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. As of that date, there were approximately 7,741,607 outstanding shares of the Fund, each share being entitled to one vote on each matter to come before the Meeting. As of the Record Date, the Trustees and executive officers of the Victory
Portfolios as a group beneficially owned less than 1% of all issued and outstanding shares of the Fund. As of the Record Date, the Fund believes that SNBOC & Company ("SNBOC") was shareholder of record (but not the beneficial owner) and possessed sole or shared voting power as a fiduciary, agent or custodian of 5,667,840.456 (approximately 73%) of the outstanding shares of the Fund. Accordingly, SNBOC could be deemed to be a controlling person of the Fund under the 1940 Act. However, SNBOC has advised the Fund that it will vote the shares over which it has voting power in the manner instructed by the customers for which such shares are held or, if no such instructions are received, in the same proportion as the votes cast by other shareholders. As of the Record Date, no shareholder beneficially owned 5% or more of the Fund's shares.

You may receive a copy of the Fund's annual report for the fiscal year ended October 31, 1997, free of charge, by calling the Fund, toll free, at 1-800-539-3863.

Even if you sign and return the accompanying proxy, you may revoke it by writing to the Secretary of the Victory Portfolios prior to the Meeting, by delivering a subsequently dated proxy, or by attending and voting at the Meeting in person. In addition to the solicitation of proxies by mail, the Fund may use the services of officers and employees of the Fund, KAM, and BISYS Fund Services, the Fund's distributor and administrator (none of whom receive any compensation for that service), to solicit proxies by telephone, telegraph and personal interview, and may also provide shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means. The Fund may also hire an agent to solicit proxies. The Fund will pay the costs of proxy solicitation which we estimate to be $5,000. The Fund may request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. Persons holding shares as nominees will, upon request, be reimbursed by the Fund for their reasonable expenses incurred in sending soliciting material to their principals.

If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business and will have the effect of a vote against the proposal.

Voting Information and Discretion of the Persons Named as Proxies. While the Meeting is called to act upon any other business that may properly come before it, as of the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, the persons named as proxies (or their substitutes) intend to vote in accordance with their best business judgment.

At the time any session of the Meeting is called to order, if a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. In such event, the persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. Any adjourned session or sessions may be held within a reasonable period after the date set for the original Meeting without the necessity of further notice.

Administrator and Principal Underwriter. BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator of the Fund and as the principal underwriter of its shares.

Submission of Proposals for the Next Annual Meeting. Under the Victory Portfolio's Trust Instrument and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Trustees have been elected by shareholders). Therefore, the Fund does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.


                                              By Order of the Board of Trustees,


                                              Michael J. Sullivan
                                              Secretary

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                             THE VICTORY PORTFOLIOS
                                       AND
                            KEY ASSET MANAGEMENT INC.

          AGREEMENT made as of the __ day of ______, 1998, by and between The Victory Portfolios, a Delaware business trust which may issue one or more series of shares of beneficial interest (the "Company"), and Key Asset Management Inc., a New York corporation (the "Adviser").

         WHEREAS,   the  Company  is  registered  as  an  open-end,   management
investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the funds listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Delivery of Documents. The Company has delivered to the Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

          (1)  the Company's Trust Instrument;

          (2)  the By-Laws of the Company;

          (3) resolutions of the Board of Trustees of the Company authorizing the execution and delivery of this Agreement;

          (4) the most recent Post-Effective Amendment to the Company's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

          (5) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission;

          (6) the currently effective Prospectuses and Statements of Additional Information of the Funds; and

          (7) a copy of all applicable orders granted to the Company by the Commission or any no-action letter or similar correspondence concerning the Company or any of its Funds including an order under section 6(c) of the 1940 Act dated December 31, 1996 granting the Fund an exemption from (1) the shareholder voting requirements of Section 15(a) and Rule 18f-2; and (2) the disclosure requirements under various rules and forms (the "Manager of Managers Order").

          2.   Appointment.

          (a) General. The Company hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          (b) Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the control of KeyCorp, the indirect parent of the Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.


                                    Exh A-1

          (c) Subadvisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a "Subadviser"), and that any such Subadviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Subadviser and the Adviser shall be as fully responsible to the Company for the acts and omissions of the Subadviser as it is for its own acts and omissions. The Adviser will review, monitor and report to the Company's Board of Trustees regarding the performance and investment procedures of any Subadviser. In the event that the services of any Subadviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Subadviser or employ another Subadviser. The Adviser may select another Subadviser without further shareholder approval to the extent consistent with the Manager of Managers Order. A Subadviser may be an affiliate of the Adviser.

          3. Investment Advisory Services.

          (a) Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

               (i) supervise all aspects of the operations of the Company and each Fund;

               (ii) obtain and  evaluate  pertinent  economic,  statistical  and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund's portfolio;

               (iii)determine which issuers and securities  shall be included in the portfolio of each Fund;

               (iv) furnish a continuous investment program for each Fund;

               (v) in its discretion and without prior consultation with the Company, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

               (vi) take,  on behalf of each Fund,  all  actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser's functions as provided above, including the making of appropriate periodic reports to the Company's Board of Trustees.

          (b) Manager of Managers Structure. To the extent a Fund has adopted adopts a "manager of managers" structure in reliance on the Manager of Managers Order, subject to the review of the Board of Trustees, the Adviser shall:

               (i) provide general management and administrative services to such Fund;

               (ii) set each Fund's overall investment strategies;

               (iii) recommend Subadvisers;

               (iv) allocate  and,  when  appropriate,  reallocate  each  Fund's assets among Subadvisers;

               (v)  monitor and evaluate Subadviser performance; and

               (vi) oversee  Subadviser  compliance with each Fund's  investment objective, policies and restrictions.

          (c) Covenants. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in:
               (i)  each


                                    Exh A-2

               Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Company's Trust Instrument, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Company with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Company's Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Company's Board of Trustees.

          (d) Books and Records. Pursuant to applicable law, the Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

          (e) Reports, Evaluations and other Services. The Adviser shall furnish reports, evaluations, information or analyses to the Company with respect to the Funds and in connection with the Adviser's services hereunder as the Company's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Company's Board of Trustees with respect to Company policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

          (f) Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Company's policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

          (g) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board of Trustees of the Company regarding overall commissions paid by the Fund and their reasonableness in relation to their benefits to the Fund. Any transactions for the Fund that are effected through an affiliated broker-dealer on a national securities exchange of which such broker-dealer is a member will be effected in accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Rule 11a2-2(T). The Fund hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.


                                    Exh A-3

          (h) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Company's Registration Statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

          4. Representations and Warranties.

          (a) The Adviser hereby represents and warrants to the Company as follows:

               (i) The Adviser is a corporation duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

               (ii) The Adviser is registered as an investment  adviser with the
                    Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

               (iii)The  Adviser at all times shall  provide  its best  judgment and effort to the Company in carrying out the Adviser's obligations hereunder.

          (b) The Company hereby represents and warrants to the Adviser as follows:

               (i) The Company has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

               (ii) The Company is registered as an investment  company with the
                    Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

          5. Compensation. As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears on the first business day of every month, at the rate set forth opposite each Fund's name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. At the request of the Adviser, some or all of such fee shall be paid directly to a Subadviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis. In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Adviser will bear the amount of such excess, except: (i) the Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and (ii) the Adviser shall not be required to bear the expenses of the Fund to an extent which would result in the Fund's or Company's inability to qualify as a regulated investment company under the provisions of Subchapter M of the Code.

          6. Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Company are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Company.


                                    Exh A-4

          7. Expenses. As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which provides brokerage and research services to the Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Company's Trustees who are not employees of the Adviser; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Funds' shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required;
(ix) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (x) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Company's Board of Trustees; (xii) association membership dues authorized by the Company's Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Company is a party (or to which the Funds' assets are subject) and any legal obligation for which the Company may have to provide indemnification to the Company's Trustees and officers.

          8. Non-Exclusive Services; Limitation of Adviser's Liability. The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities. The Adviser and its affiliates may enter into other agreements with the Funds and the Company for providing additional services to the Funds and the Company which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Company, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Company, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

          9. Effective Date; Modifications; Termination. This Agreement shall become effective on the date of its execution, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act.

          (a) The Agreement shall continue in force for a period of two years from the date of its execution. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of Trustees of the Company or a majority of the outstanding voting shares of the Fund.

          (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

          (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. Such a termination by the Company may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

          10. Limitation of Liability of Trustees and Shareholders. The Adviser acknowledges the following limitation of liability:

          The terms "The Victory Portfolios" and "Trustees" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of


                                    Exh A-5
the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "The Victory Portfolios" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Company personally, but bind only the assets of the Company, and all persons dealing with the Company or a Fund must look solely to the assets of the Company or Fund for the enforcement of any claims against the Company or Fund.

          11. Service Mark. The service mark of the Company and the name "Victory" (and derivatives thereof) have been licensed to the Company by KeyCorp, through its subsidiary Key Trust Company ("Key Trust"), an affiliate of the Adviser, pursuant to a License Agreement dated June 21, 1993, and their continued use is subject to the right of Key Trust to withdraw this permission under the License Agreement in the event the Adviser or another subsidiary of KeyCorp is not the investment adviser to the Company.

          12. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

          13. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Company from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

          14. Structure of Agreement. The Company is entering into this Agreement on behalf of the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

          (a) any breach of any term of this Agreement regarding the Company with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

          (b) under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

          (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Company and the particular Fund to which such relationship and consideration applies.

          This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Company and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Company and any Fund or
(ii) the relationships among the respective Funds.

          15. Governing Law. This Agreement shall be governed by the laws of the State of Ohio, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

          16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          17. Notices. Notices of any kind to be given to the Company hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to 3435 Stelzer Road, Columbus, Ohio 43219-3035, Attention: Michael J. Sullivan; with a copy to Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, Attention: Carl Frischling, Esq., or at such other address or to such individual as shall be so specified by the Company to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Adviser at 127 Public Square, Cleveland, Ohio 44114-1306, Attention: William G. Spears, with a copy to William J. Blake, Esq., or at such other address or to such individual as shall be so specified by the Adviser to the Company. Notices shall be effective upon delivery.


                                    Exh A-6

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

THE VICTORY PORTFOLIOS                      KEY ASSET MANAGEMENT INC.
on behalf of the Funds listed on
Schedule A, individually and not
jointly


By:                                         By:
    ------------------------                    -----------------------------
Name:    Michael J. Sullivan                Name:    Kathleen A. Dennis
Title:   Secretary                          Title:   Senior Managing Director


                                    Exh A-7

                                   Schedule A



Name of Fund                                                           Fee*
------------                                                           ----

 1.  The Victory International Growth Fund                            1.10%

--------------
* As a percentage of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering investment advisory services by the Adviser, and shall be in writing and signed by the parties hereto.



                                    Exh A-8

                                                                    THE VICTORY PORTFOLIOS
                                                                THE INTERNATIONAL GROWTH FUND
                                                                            PROXY

                                                       SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE
                                                                      HELD MAY 15, 1998
THE VICTORY PORTFOLIOS                                 Please refer to the Proxy  Statement for
127 PUBLIC SQUARE                                      a  discussion  of  these  matters.   THE
CLEVELAND, OH 44114                                    UNDERSIGNED   CONSTITUTES  AND  APPOINTS
                                                       KAREN F. HABER AND  MICHAEL J.  SULLIVAN
                                                       OR EITHER  OR THEM,  THE  ATTORNEYS  AND
                                                       PROXIES  OF THE  UNDERSIGNED  WITH  FULL
                                                       POWER OF  SUBSTITUTION  IN EACH OF THEM,
BISYS FUND SERVICES                                    TO ATTEND  AND TO VOTE AS  DIRECTED  ALL
ATTN FUND ADMINISTRATION                               THE VOTES THE UNDERSIGNED IS ENTITLED TO
3435 STELZER RD                                        CAST   AT   THE   SPECIAL   MEETING   OF
COLUMBUS, OH  43219-6004                               SHAREHOLDERS  OF THE VICTORY  PORTFOLIOS
                                                       (THE "TRUST") TO BE HELD AT 3435 STELZER
                                                       ROAD, COLUMBUS, OHIO ON MAY 15, 1998, AT
                                                       8:30 A.M.  EASTERN TIME,  AND AT ANY AND
                                                       ALL    ADJOURNMENTS     THEREOF.     THE
                                                       UNDERSIGNED HEREBY ACKNOWLEDGES  RECEIPT
                                                       OF THE  NOTICE  OF  SPECIAL  MEETING  OF
                                                       SHAREHOLDERS AND THE ACCOMPANYING  PROXY
                                                       STATEMENT  AND HEREBY  REVOKES ANY PRIOR
                                                       PROXIES.  To vote,  mark an x in blue or
                                                       black ink on the proxy card below.  THIS
                                                       PROXY  IS  SOLICITED  ON  BEHALF  OF THE
                                                       BOARD OF  DIRECTORS  OF THE  TRUST.  The
                                                       attorneys and proxies are authorized and
                                                       directed  to  vote  as  directed  on the
                                                       matter or proposal to be voted upon when
                                                       submitted   for  the   approval  of  the
                                                       shareholders of the International Growth
                                                       Fund  (the  "Fund").  If this  proxy  is
                                                       executed  and  returned   prior  to  the
                                                       meeting,  but no direction is given, the
                                                       votes will be cast "FOR" the approval of
                                                       the new  Investment  Advisory  Agreement
                                                       and  in  the  discretion  of  the  proxy
                                                       holder  on any  other  matter  that  may
                                                       properly  come before the meeting or any
                                                       adjournment thereof.
IMPORTANT  NOTICE:  Please  take a moment now to vote
your  shares.  You may vote  directly  over the phone
by     calling     1-800-733-8481     (EXT.     469).  ACCOUNT NUMBER:
Representatives  are  available  from  9:00  a.m.  to  SHARES:
11:00  p.m.  Eastern  time.  You may  also  fax  your  CONTROL NO:
ballot  to   1-800-733-1885   or  return  it  in  the
enclosed postage paid envelope.

Your vote is very important. Thank you for your prompt action.

TO VOTE,  MARK  BLOCKS  BELOW IN BLUE OR BLACK INK AS
FOLLOWS:                                                                 KEEP THIS PORTION FOR YOUR RECORDS

===========================================================================================================
                                                                        DETACH AND RETURN THIS PORTION ONLY

               THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED

-----------------------------------------------------------------------------------------------------------
The International Growth Fund

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.

VOTE ON PROPOSALS                                                                   FOR   AGAINST   ABSTAIN
1.       To approve a new Investment  Advisory  Agreement between the Trust,        [_]     [_]       [_]
         on behalf of the Fund, and the current adviser to the Fund, Key
         Asset Management Inc., pursuant to which Key Asset Management Inc.
         will employ a "Manager of Managers" structure.


2.       The  Transaction of such other business as may be properly  brought        [_]     [_]       [_]
         before the meeting.

                                                  ------------------------
         Signature                 Date           Signature (Joint Owners) Date
-----------------------------------------------------------------------------------------------------------